                                                      Deutsche Asset Management



BT Investment Funds
Small Cap - Investment Class

Supplement dated May 11, 2000 to Prospectus dated January 31, 2000

The following replaces the "Portfolio Managers" section in the Fund's
Prospectus:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Audrey M. T. Jones, CFA
 .  Lead Manager of the master portfolio.
 .  Joined the investment adviser in 1999.
 .  Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.
 .  Portfolio manager at Deutsche Asset Management, Inc. from 1986 to present.
 .  28 years of investment industry experience.
 .  BBA from Pace University Lubin School of Business.

John P. Callaghan
 .  Co-Manager of the master portfolio.
 .  Joined the investment adviser in 1999.
 .  Portfolio manager with a primary focus on the technology, health care and utility sectors.
 .  Portfolio Manager at Deutsche Asset Management, Inc. from 1997 to present;
   previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.
 .  17 years of investment industry experience.
 .  MBA from Harvard Business School.

Doris R. Klug, CFA
 .  Co-Manager of the master portfolio.
 .  Joined the investment adviser in 2000.
 .  Portfolio manager with primary focus on the consumer and capital goods sectors.
 .  Vice President of Mutual of America from 1993 to 2000.
 .  18 years of financial industry experience.
 .  MBA from New York University's Stern School of Business.

              Please Retain This Supplement for Future Reference

SUPPSMALL (5/00)
CUSIP:
055922769


                                                         A Member of the
                                                         Deutsche Bank Group [/]